                     SCHEDULE 14A INFORMATION


   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement       [   ] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

 ........................Mid-Plains Telephone, Inc.........................
         (Name of Registrant as Specified In Its Charter)

 ....................................N/A....................................
(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    item 22(a)(2) of Schedule 14A
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
   ............................N/A............................
     2) Aggregate number of securities to which transaction applies:
    ............................N/A............................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):
  ......................... ...N/A.............................
     4) Proposed maximum aggregate value of transaction:
  .............................N/A.............................
     5) Total fee paid: ........... .N/A.............................

[X] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: ...N/A...
     2) Form, Schedule or Registration Statement No: ...N/A...
     3) Filing Party: ...N/A...
     4) Date Filed: ...N/A...

                         Notice of 1996
                        Annual Meeting and
                         Proxy Statement

                           Mid-Plains
                    MID-PLAINS TELEPHONE, INC.
                      Post Office Box 620070
                    Middleton, Wisconsin 53562

                                   March 28, 1996

Dear Shareholder:

     You are cordially invited to attend the 1996 Annual Meeting of Shareholders to be held on Monday, April 29, 1996, at 7:30 p.m., at the Holiday Inn, located in the Middleton Greenway Center,
1313 John Q. Hammons Drive, Middleton, Wisconsin (see map on reverse page).

     The business items to be acted on during the meeting are listed in the Notice of Annual Meeting and are described more fully in the Proxy Statement. Following the business session, we will report to you on the Company's progress during the past year and receive your questions and comments concerning Mid-Plains.

     YOUR VOTE IS VERY IMPORTANT. We hope you will take a few minutes to review the proxy statement and complete, sign and return your proxy card in the envelope provided, even if you plan to attend the meeting. Please note that sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.

     To assist us in our preparation for refreshments following the meeting, we would appreciate your marking your proxy card in the space provided if you plan to attend the meeting.

     Thank you for your support of Mid-Plains.

                                   Very truly yours,
                                   /s/Dean W. Voeks
                                   Dean W. Voeks
                                   President

                    DIRECTIONS TO HOLIDAY INN

A map is shown in the proxy statement indicating that shareholders are to take Highway 12 to the Greenway Blvd exit (Exit 252) to the Holiday Inn Madison West.

Take Exit 252 - Greenway Blvd.
off of the West Beltline Freeway

          If you have any questions, please call our Shareholder Services number: (608) 836-4212.

                    MID-PLAINS TELEPHONE, INC.
                      Post Office Box 620070
                   MIDDLETON, WISCONSIN  53562

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                Monday, April 29, 1996, 7:30 P.M.

     The Annual Meeting of Shareholders of MID-PLAINS TELEPHONE,
INC., a Wisconsin corporation (the "Company"), will be held at the Holiday Inn, Greenway Center, 1313 John Q. Hammons Drive,
Middleton, Wisconsin, on Monday, April 29, 1996 at 7:30 p.m. for the following purposes:

     1. Election of two Directors - the names of the nominees for Directors intended to be presented for election are as follows:
                    Eugene A. Johnson; and
                    Harold L. (Lee) Swanson.

     2.   Ratification of the appointment of Kiesling Associates
          LLP as independent public accountants of the Company.

     3.   Approval of the Company's Restated Articles of
          Incorporation, a copy of which is attached as Exhibit A to the accompanying Proxy statement, which has the following effects on the Company's Articles of
          Incorporation: (a) changes the Company's name from Mid-Plains Telephone, Inc. to Mid-Plains, Inc.; (b) changes the Company's common stock from par value of $3.33-1/3 per share to no par value per share; (c) increases the number of authorized shares of common stock from 3,000,000 to 25,000,000; (d) changes the number of directors from 7 to a range of not less than 5 nor more than 13, as from time to time may be fixed by the Board of Directors; and (e) changes other provisions, all as described in the accompanying Proxy Statement.

     4. To consider and transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on March 11, 1996 will be entitled to vote at the meeting. All shareholders are requested to be present at the meeting in person or by proxy. Enclosed is a proxy.

                              By order of the Board of Directors,
                              /s/Fredrick E. Urben
March 28, 1996                Fredrick E. Urben, Secretary

                      YOUR VOTE IS IMPORTANT

     Please mark your voting choices, sign, date and return your proxy card promptly in the enclosed envelope. If you attend the meeting, you may vote by ballot at the meeting, thereby canceling any proxy you have previously submitted.

                         PROXY STATEMENT
                  ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD APRIL 29, 1996

     This Proxy Statement is furnished to shareholders of Mid-Plains Telephone, Inc., (herein referred to as the Company) in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Shareholders to be held at 7:30 p.m., Monday, April 29, 1996, at the Holiday Inn, Greenway Center, 1313 John Q. Hammons Drive, Middleton, Wisconsin. Shareholders of record at the close of business on March 11, 1996 will be entitled to vote at the meeting. This statement was mailed to each shareholder on approximately March 28, 1996.

PROXIES

     Whether or not you expect to be present personally at the meeting, please mark, sign, date and return by mail the enclosed form of Proxy. Any shareholder giving a Proxy has the power to revoke it at any time before it is voted by: (1) giving notice in writing to the Company's Secretary; or (2) granting a subsequent proxy; or (3) appearing in person and voting at the Annual Meeting. All proxies not so revoked will be voted.

     The costs of soliciting proxies will be borne by the Company. Proxies may be solicited by mail or by telephone or personal contact by the directors, officers and regular employees of the Company.

     Only common shareholders of record on March 11, 1996 will be eligible to vote at this meeting. As of the record date, there were 1,983,790 shares of common stock of the Company outstanding. Each share outstanding is entitled to one vote at the meeting. The nominees for directors receiving a plurality of the votes cast by the outstanding common stock will be elected. An affirmative majority of the votes cast is required to ratify the appointment of auditors. An affirmative vote of the shares representing at least two-thirds of the shares of common stock of the Company outstanding is required to approve the Restated Articles of Incorporation. Abstentions are counted for purposes of determining whether a quorum exists at the annual meeting. Abstentions have no effect on any vote taken at the annual meeting. Broker non-votes have no effect on either quorum determinations or votes taken.

     A copy of the Company's Annual Report to Shareholders for 1995 will be mailed to all shareholders on or about March 28, 1996.

     The Company will furnish, without charge on the written request of any shareholder, a copy of the Company's Form 10-K Report (not including exhibits thereto) for 1995 as filed with the Securities and Exchange Commission. Such request should be sent to the Office of the Secretary of Mid-Plains Telephone, Inc., P.O. Box 620070, Middleton, Wisconsin 53562-0070.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     The Board of Directors consists of seven members. Each director is required to be a resident of the State of Wisconsin and a shareholder of the Company. Under the retirement policy for directors (except for members of the board as of January 1, 1973), directors may not serve beyond their seventieth birthday. Each director, when duly elected and qualified, has a term of office of three years or until his successor is elected and qualified. The terms of office for the directors are staggered, so that only two or three directors need be elected in any one year.

     Under the terms of the Company's Bylaws, nominations for the Board of Directors made by shareholders must be in writing and delivered or mailed to the principal executive offices of the Company, between January 1 and February 28 of the year of the Company's Annual Meeting of Shareholders at which such nomination is to be acted upon.

     Any nominations for the Board of Directors made by the shareholders must contain the name, date of birth, and address of each proposed nominee, the principal occupation of each nominee for the last five years, the name and address of the nominating shareholder, and the number of shares of capital stock of the Company owned by the proposed nominee and nominating shareholder.

     This year the terms of office for two directors will expire on Monday, April 29, 1996. It is intended that proxies in the form enclosed granted by the shareholders will be voted in favor of electing the following named persons as directors, each of whom has consented to being named in this Proxy Statement and to serve if elected. Each nominee is currently a member of the Board of Directors. If any nominee shall for any reason become unavailable for election, it is the intention of those named in the Proxy to vote for the election of such other person as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees will be unavailable for election.

     Brief biographies of the nominees and directors follow. These biographies include their age (as of March 31, 1996), an account of their business experience and the names of corporations of which they are also directors.

The Board of Directors recommends a vote FOR the nominees listed.

                      NOMINEES FOR DIRECTOR


Eugene A. Johnson
Here is a           Age: 67
picture of          Principal Occupation: Semi-retired Certified
Eugene A. Johnson        Public Accountant and Independent
                         Realtor.  President of Johnson Hardware
                         Stores.
                    Committee Chairman: Audit; Compensation.
                    Served as a director since 1974.



Harold L. (Lee) Swanson
Here is a           Age: 58
picture of          Principal Occupation: President and Director
Harold L.                of State Bank of Cross Plains.
(Lee) Swanson            Committee Membership: Compensation
                    Served as a director since 1981.


Other information: Mr. Swanson has served as a director of Mid-Plains Communications Systems, Inc., subsidiary of the Company, since 1981. He is also a Director of Madison Gas & Electric
Company.

                       CONTINUING DIRECTORS
Floyd A. Brynelson
Here is a           Age: 81
picture of          Principal Occupation: Retired Partner and Of
Floyd A. Brynelson      Counsel to Axley Brynelson, Attorneys &
                        Counselors.
                    Committee Membership: Audit; Compensation.
                    Served as a director since 1970.
                    Annual Meeting at which current term of
                    office will expire: 1997.

Other information:  Mr. Brynelson was General Counsel of the
Company from 1981 to 1993. He served as President of the Company from 1981 to 1990. He was also President of Mid-Plains
Communications Systems, Inc., subsidiary of the Company, from 1985 to 1991, and a director from 1980 to 1991.

S. C. Ehlers
Here is a           Age: 89
picture of          Principal Occupation: Retired Printer and
S. C. Ehlers             Publisher.
                    Committee Membership: Compensation.
                    Served as a director since 1969.
                    Annual Meeting at which current term of
                         office will expire: 1997.

Other information: Mr. Ehlers has served as a director of Mid-Plains Communications Systems, Inc., subsidiary of the Company, since 1980.

                          CONTINUING DIRECTORS
Charles Maulbetsch
Here is a           Age: 61
picture of          Principal Occupation: Retired Bank Officer
Charles Maulbetsch  Committee Membership: Audit; Compensation.
                    Served as a director since 1981.
                    Annual Meeting at which current term of
                         office will expire: 1998.

Other information: Mr. Maulbetsch was a Vice-President of Middleton Community Bank from January 1, 1995 until his retirement on December 31, 1995. Prior to that he was a Bank Consultant. He is a director of Middleton Community Bank.

Fredrick E. Urben
Here is a           Age: 54
picture of          Principal Occupation: Secretary & Treasurer
Fredrick E. Urben   and Vice-President, Administration and
                         Human Relations of the Company.
                    Served as a director since 1977.
                    Annual Meeting at which current term of
                         office will expire: 1998.

Other information: Mr. Urben has been an officer of the Company since 1972. He is currently President and a director of the Wisconsin Locally Owned Telephone Association.

                          CONTINUING DIRECTORS
Dean W. Voeks
Here is a           Age: 53
picture of          Principal Occupation: President of the
Dean W. Voeks       Company; President of Mid-Plains
                         Communications Systems, Inc., subsidiary of the Company.
                    Served as a director since 1991.
                    Annual meeting at which current term of office
                         will expire: 1997.

Other information: Mr. Voeks has been an officer of the Company since 1987. He has served as a director of Mid-Plains Communications Systems, Inc., subsidiary of the Company, since 1991. He is a director-designee of First Business Bank of Madison and also a director of the Wisconsin State Telephone Association.

                 SECURITY OWNERSHIP OF MANAGEMENT

     At January 31, 1996, each director and each executive officer named in the Summary Compensation Table and all directors and executive officers of the Company as a group beneficially owned common stock of the Company as listed in the following table. To our knowledge, no shareholder owned 5 percent or more of the Company's outstanding common stock as of January 31, 1996.

                                    Shares                    Percent
   Name of Beneficial Owner         Beneficially Owned        of Class
   Floyd A. Brynelson                 8,848<F1>               0.4%
   S. C. Ehlers                      57,700                   2.9%
   Howard G. Hopeman                  7,659<F1>               0.4%
   Eugene A. Johnson                 34,400<F1>               1.7%
   Charles Maulbetsch                23,907<F1>               1.2%
   Harold L. (Lee) Swanson            8,784<F1><F2>           0.4%
   Fredrick E. Urben                 21,774<F1><F3>           1.1%
   Dean W. Voeks                      2,004<F1>               0.1%

   All directors and executive
   officers as a group (9 persons)  167,091                   8.4%

<F1>Includes 2,252, 5,244, 1,700, 500, 4,199, 3,400, and 887 shares of
Company common stock, in self-directed Individual Retirement Accounts, to which Messrs. Brynelson, Hopeman, Johnson, Maulbetsch, Swanson, Urben, and Voeks, respectively, have voting and investment power.
<F2>Includes 2,100 shares of Company common stock held by the State Bank of
Cross Plains Profit Sharing Plan and Money Purchase Pension Plan which
Mr. Swanson serves as a member of its Qualified Plan Committee and thereby has shared voting and investment power.
<F3>Includes 3,355 shares of Company common stock in a family trust in which
Mr. Urben has a pecuniary interest, voting and investment power and 4,004 shares of Company common stock in a trust in which Mr. Urben has no pecuniary interest but has voting and investment power.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company's directors, its executive officers and certain other officers are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission ("SEC"). All required filings in 1995 were properly made in a timely fashion. In making this statement, the Company has relied on the representations of the persons involved and on copies of their reports filed with the SEC.

                BOARD OF DIRECTORS AND COMMITTEES

     In 1995, each non-employee director received an annual fee of $14,000 for serving on the Company's Board of Directors. No additional fees were paid for attending meetings. Employee directors received no directors' fees. During 1995, the Board met 14 times. All directors attended more than 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which they served.

     The Company has standing Audit and Compensation Committees.

     The Audit Committee recommends to the shareholders the independent public accountants to be elected, and meets with management and the independent public accountants to review with them the scope and results of their audits, the Company's accounting practices, and the adequacy of the Company's internal controls. The Audit Committee held four meetings in 1995.

     The Compensation Committee determines the compensation of the president of the Company and sets compensation guidelines for all other employees. The Compensation Committee held two meetings in 1995.
                COMPENSATION COMMITTEE INTERLOCKS
                               and
                      INSIDER PARTICIPATION

     Mr. Brynelson, a member of the Compensation Committee, was formerly president of the Company. He is a retired partner and Of Counsel to Axley Brynelson, the primary law firm retained by the Company. Mr. Johnson, a member of the Compensation Committee, was formerly president of the Company's subsidiary.

                      EXECUTIVE COMPENSATION

     The following table summarize the compensation for the fiscal years 1993, 1994 and 1995 of the President (the chief executive officer) and one other executive officer whose compensation exceeded $100,000 for fiscal year 1995.

                    Summary Compensation Table

Name and
Principal                     Annual Compensation      All Other
Position                  Year   Salary     Bonus      Compensation<F1>
Dean W. Voeks:            1995   $140,000   $25,000    $5,544
  President               1994   $125,000   $ 7,500    $5,590
                          1993   $105,000   $12,720    $4,945

Howard G. Hopeman:        1995   $ 93,500   $11,000    $4,389
  Vice President and      1994   $ 90,100   $ 2,700    $3,898
  Chief Financial Officer 1993   $ 86,600   $ 5,400    $3,864

<F1>Company matching contribution to defined contribution 401(k) benefit plan.

               REPORT OF THE COMPENSATION COMMITTEE

     The Company's principal executive compensation objective is to compensate executive officers in a manner that will attract and retain the services of an outstanding management team and provide incentives to motivate superior performance by key employees. To accomplish this, the non-employee directors have developed a three component compensation policy: (1) annual base salary adjustments designed to recognize Company performance, professional growth and to adjust for inflationary pressures; (2) annual incentive bonus based on Company performance and individual achievement for the year; and (3) promotional increases related to significant increases in responsibility and/or disparities with comparable positions. Specific targets for professional growth and Company performance are not set for an executive, but are evaluated on a subjective basis.

     The compensation for Mr. Voeks, President (the chief executive officer), reported for 1995 reflects the application of the policies described above. In 1995, Mr. Voeks' compensation was adjusted to reflect a base salary adjustment for inflation, Mr. Voeks' performance, particularly his ability to anticipate and respond successfully to changes in the business environment in which the Company operates, and Company performance factors such as earnings. Mid-Plains achieved record earnings of $1.73 per share for 1995. Total shareholder return exceeded the S&P 500 and S&P Telephone Index for the five year period ending December 31, 1995.

     Based on the policies described above, Mr. Voeks informs the Committee of his proposed compensation for the Company's other executive officers.

                         COMPENSATION COMMITTEE
                         Floyd A. Brynelson
                         S. C. Ehlers
                         Eugene A. Johnson
                         Charles Maulbetsch
                         Harold L. (Lee) Swanson

          COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     SEC rules require that the Company show a graphical comparison of the total return on its common stock for the last five fiscal years with the total returns of a broad market index and a more narrowly focused industry or group index. (Total return is defined as the return on common stock including dividends and stock price appreciation, assuming reinvestment of dividends.) The Company has selected the Standard & Poors (S&P) 500 Index for the broad market index, and a S&P Telephone Index as the industry index. These indices were selected because of their broad availability and recognition. The following chart compares the total return of an investment of $100 in Company common stock on December 31, 1990, with like returns for the S&P 500 and S&P Telephone Indices.

PERFORMANCE GRAPH

            Comparison of Five-Year Cumulative Total Return
                    Mid-Plains Telephone Inc.,
                S&P 500 and S&P Telephone Indices

                    [Line graph of data points]
              1990     1991    1992     1993     1994     1995
Mid-Plains    100.00   137.28  147.92   188.03   217.52   255.56
S&P 500       100.00   130.47  140.41   154.56   156.60   215.45
S&P Telephone 100.00   107.54  118.01   136.29   130.66   196.82

           Pension Plan and Supplemental Retirement Plan

     Mid-Plains Telephone, Inc. has a defined benefit pension plan covering the employees of its telephone operations. Retirement benefits are based upon years of service with the Company and final five-year average annual salary. The retirement benefits are not subject to any reduction for Social Security benefits paid to the employees or any other offset amounts. For purposes of the plan, compensation means payment for services rendered, including vacation and sick pay, and is virtually equivalent to the annual compensation amounts reported in the foregoing Summary Compensation Table. Messrs. Voeks and Hopeman currently have 9 and 7 credited years of service, respectively. Annual retirement benefits under the retirement plan at the normal retirement age of 60 for specified levels of compensation and specified years of service are illustrated in the following table:

                                    Annual Pension at Normal
          Final Five Year           Retirement Age of 60
          Average Annual Salary     After Years of Service Indicated<F1>
                                    15 Years  20 Years  25 Years
          $100,000                  $34,200   $45,600   $57,000
          $125,000                  $42,800   $57,000   $71,300
          $150,000                  $51,300   $68,400   $85,500
          $175,000                  $59,900   $79,800   $99,800

<F1>Based upon a single-life, 120 month guarantee annuity.

     Designated elected officers of the Company are also covered under a nonqualified supplemental retirement plan which provides a supplemental retirement benefit. The supplemental retirement benefit is approximately 57% of the final five-year average annual salary less the benefit payable from the Pension Plan described above. The estimated supplemental annual retirement benefit payable at normal retirement age of 60 under the supplemental retirement plan (assuming yearly increases in compensation levels to retirement) is $37,668 to Mr. Voeks and $27,960 to Mr. Hopeman.

                    Management Continuity Plan

     The Company has severance pay agreements ("Agreements") with Mr. Voeks, Mr. Hopeman and two other executive officers. The purpose of the Agreements is to encourage the executive officers to continue to carry out their duties in the event of the possibility of a change in control of the Company.

     Benefits are payable under the Agreements only if a change in control has occurred and within three years after such change the executive's employment is terminated: (a) by the Company or its successor for reasons other than "cause"; or (b) voluntarily by the executive for "good reason", in each case as defined in the Agreements. The principal benefit under the Agreement is a lump-sum payment equal to 2.99 times the executive's annual compensation. Each agreement terminates in January, 1997, but is automatically extended for an additional year, unless either the Company or the employee gives a written notice of cancellation of such automatic extension.

                   TRANSACTIONS WITH DIRECTORS

     In 1995, Floyd A. Brynelson, a director, was Of Counsel with
Axley Brynelson, the primary law firm retained by the Company. The Company has also retained this law firm in 1996.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Shareholders will be asked to ratify the recommendation of the Audit Committee and the appointment by the Board of Directors of Kiesling Associates LLP as the independent public accountants to audit the consolidated financial statements of the Company and its subsidiary for 1996.

     Kiesling Associates LLP has audited the financial statements of the Company each year since 1956. A representative of Kiesling Associates LLP is expected to be present at the meeting and will be available to respond to appropriate questions or to make a statement if said representative so desires. An affirmative vote of the holders of a majority of the Company's common stock, represented in person or by proxy and entitled to vote at the meeting, is necessary for approval.

  The Board of Directors recommends a vote FOR this appointment.

PROPOSAL NO. 3

APPROVAL OF RESTATED ARTICLES OF INCORPORATION

The Board of Directors has proposed Restated Articles of Incorporation of the Company. A copy of the Restated Articles of Incorporation, which has been prepared in accordance with the Wisconsin Business Corporation Law, is attached as Exhibit 3.1. The compilation of the Articles of Incorporation currently in effect is attached as Exhibit 3.2. If approved, the Restated Articles of Incorporation shall superseded and take the place of the Articles of Incorporation currently in effect. Set forth below is a summary of certain differences between the Restated Articles of Incorporation and the Articles of Incorporation currently in effect. Each difference shall not be voted on separately. As such, if the Restated Articles of Incorporation is not adopted by the shareholders in its entirety, the Articles of Incorporation, as compiled in Exhibit 3.2, shall remain in effect.

The Restated Articles of Incorporation has the following effect on the Articles of Incorporation: (1) amends Article I to allow the Company to engage in any lawful act authorized by Chapter 180 of Wisconsin Statutes; (2) amends Article II to change the Company name from Mid-Plains Telephone, Inc. to Mid-Plains, Inc.; (3) amends Article III to increase the number of authorized shares of common stock of the Company from 3,000,000 to 25,000,000; (4) amends Article III to change the par value of the Company's common stock from $3.33-1/3 per share to no par value per share; (5) amends Article IV to change the number of directors of the Company from seven to a range of not less than five nor more than thirteen;
(6) deletes Article V; (7) deletes Article VI; (8) deletes Article VII; (9) deletes Article IX; (10) includes the provision that the registered office of the Company is 1912 Parmenter Street, Middleton, Wisconsin 53562-3139; and (11) includes the provision that the registered agent of the Company is Fredrick E. Urben, Secretary of the Company.

The purpose of amending Article I is to allow the Company to engage in any lawful act authorized by Chapter 180 of the Wisconsin Statutes. When the Company was incorporated in 1901 it was common corporate practice to define with great specificity the business and purpose for which a Corporation was formed. This practice has changed and the specific statement has been replaced with a simple, broad statement. In effect, this provision will give the Company the flexibility to engage in any lawful business, including developing new technologies and expanding into new businesses and markets necessary to remain competitive in today's dynamic and changing telecommunications industry.

The purpose of amending Article II is to change the Company name from Mid-Plains Telephone, Inc. to Mid-Plains, Inc. Currently, the Company is commonly known and referred to simply as "Mid-Plains." The Company desires to preserve the identity and recognition of the name "Mid-Plains," however it does not desire to suggest to the marketplace that it is simply a telephone company. The telephone industry has evolved into a dynamic telecommunications industry. The telephone industry is a small component of this emerging industry.

The purpose of amending Article III is to increase the number of authorized shares of common stock of the Company from 3,000,000 to 25,000,000. The purpose of increasing the number of authorized shares of common stock is to provide additional authorized stock which may be issued for such corporate purposes as the Board of Directors may determine to be desirable including, without limitation, future financings, investment opportunities, acquisi-tions, stock splits, stock dividends and other distributions, employee benefit plans or for other corporate purposes.

The shareholders of the Company have no preemptive rights to subscribe for, or purchase, any additional shares of the Company's common stock which may be issued. The issuance of common stock by the Company in any type of stock issuance which is made, other than to existing shareholders on a pro rata basis, would reduce the relative voting power of existing shareholders and could result in a dilution of their equity interest in the Company. It is anticipated that any future issuance of common stock by the Company will be made upon authorization by the Board of Directors, without any further consent or approval of the shareholders, unless otherwise specifically required by applicable law.

An additional purpose of amending Article III is to change the par value of the Company's common stock from $3.33-1/3 per share to no par value per share. The $3.33-1/3 par value which was assigned to the Company's common stock was arbitrarily done so and has no significance so far as the market value of common stock is concerned. Eliminating the $3.33-1/3 will eliminate any confusion this designation may have had or may continue to have concerning the market value of a share of common stock of the Company.

The purpose of amending Article IV is to change the number of directors of the Company from seven to a range of not less than five nor more than thirteen. The effect of this change is to provide the Board of Directors with flexibility in expanding or contracting the size of the Board of Directors. This flexibility will allow the Board of Directors to respond to the needs of the Company and the availability of qualified individuals to serve as directors. The Board of Directors has no current intention of changing the size of the Board.

The purpose of deleting Article V is to eliminate any confusion and duplicity between the Articles of Incorporation and the Bylaws of the Company. Presently, the duties and responsibilities of the Company's officers are provided for in both the Articles of Incorporation and the Bylaws. The duties and responsibilities which are contained in the Bylaws are more explicit than those contained in the Articles of Incorporation.

The purpose of deleting Article VI is to acknowledge the increase in the number of shareholders of the Company and to insure that the actions of the Company are consistent with Wisconsin Business Corporation Law. Currently, a quorum exists at a meeting of the shareholders if ten or more shareholders are present at such meeting. This means that if ten shareholders are present at a meeting, possibly representing only ten shares of the Company, action on a matter is approved if the votes cast favoring the action exceed the votes cast opposing the action. This requirement refers back to a time in the Company when there were very few shareholders and should be corrected to reflect current facts and circumstances. The effect of deleting this provision is to mandate that a quorum exists when a majority of the outstanding shares of the Company are present at a meeting which is consistent with the Wisconsin Business Corporation Law.

The purpose of deleting Article VII is to eliminate the two-thirds stock requirement to amend the Articles of Incorporation. Historically, it was not uncommon to have a two-thirds stock requirement in order to modify articles of incorporation. In recent times, however, a simple majority is commonplace in Wisconsin. The Wisconsin Business Corporation Law makes this assumption unless the Articles of Incorporation provide a different requirement. The effect of this change will allow the shareholders of the Company to amend the Articles of Incorporation upon a vote of a majority of the shares then outstanding.

The purpose of deleting Article IX is to eliminate any confusion and duplicity between the Articles of Incorporation and the Bylaws of the Company. Pursuant to the Articles of Incorporation, the Board of Directors may authorize the President or Vice-President and Secretary to mortgage or pledge the property, rights, privileg-es and franchises of the Company. This authority is also provided for in the Bylaws of the Company. There is no legal requirement that the Articles of Incorporation contain this type of authority. Typically, such authority is provided for in the Bylaws. Deleting this provision in the Articles of Incorporation will have no effect on the authority of the shareholders, the Board of Directors or the officers of the Company.

The purpose of adding the provisions which identify the registered office and the registered agent of the Company is to comply with current state law. Section 180.0202 of the Wisconsin Statutes requires that the articles of incorporation of the Company include this information. This information is retained on file in the Office of the Wisconsin Secretary of State so that parties interested in contacting the Company will have a readily available and easily accessible means to do so.

The foregoing summary of the Restated Articles of Incorporation is qualified in its entirety by reference to the complete text of the proposed Restated Articles of Incorporation and the Articles of Incorporation, which are set forth as Exhibit 3.1 and 3.2, respec-tively, to this Proxy Statement. If the Restated Articles of Incorporation is not adopted by the shareholders, the existing Articles of Incorporation would remain in effect.

An affirmative vote of holders of at least two-thirds of the Company's common stock, represented in person or by proxy and entitled to vote at the meeting, is necessary for approval.

The Board of Directors recommends a vote FOR the adoption of the Restated Articles of Incorporation.

                          OTHER BUSINESS

     The Board of Directors does not know of any business that will be presented for consideration at the meeting except as set forth above. However, if any other business is properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their judgment in such matters.

         RECEIPT OF SHAREHOLDERS' PROPOSALS AND DIRECTOR
               NOMINATIONS FOR NEXT ANNUAL MEETING

     Any shareholder satisfying Security and Exchange Commission requirements and wishing to submit a proposal to be included in the 1997 Proxy Statement must submit the proposal in writing to:
Secretary, Mid-Plains Telephone, Inc., Post Office Box 620070, Middleton, Wisconsin 53562-0070. The Company must receive any such proposal by December 15, 1996 in order to have such proposal considered for inclusion in the 1997 Proxy Statement.

     Shareholder nominations for directors, whose term will expire in 2000, to be elected at the 1997 Annual Meeting of Shareholders, must be submitted in the manner described in the section captioned "Election of Directors" above between January 1, 1997, and February 28, 1997.

                              FOR THE BOARD OF DIRECTORS
                              /s/Dean W. Voeks
                              Dean W. Voeks, President

March 28, 1996

                   MID-PLAINS TELEPHONE, INC.
       For Annual Meeting of Shareholders on April 29, 1996

     The undersigned hereby appoints Charles Maulbetsch and S.C. Ehlers, and each of them, with power of substitution in each, as proxies, with the powers the undersigned would possess if personally present, to vote all of the undersigned's shares of stock in the Company at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn, 1313 John Q. Hammons Drive, Middleton, Wisconsin, on Monday, April 29, 1996 at 7:30 p.m., and at any adjournment thereof, upon all matters that may properly come before the meeting, including the matters described in the Company's Notice of Annual Meeting of Shareholders and Proxy Statement dated March 28, 1996, subject to any directions indicated on the reverse side of this card.

1.  ELECTION OF DIRECTORS.

     FOR all nominees listed                WITHHOLD AUTHORITY to
     below (except as marked                vote for all nominees
     to the contrary below)                 listed below


Eugene A. Johnson, Harold L. (Lee) Swanson

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


2. RATIFICATION OF THE APPOINTMENT OF KIESLING ASSOCIATES LLP as independent public accountants.


          FOR            AGAINST             ABSTAIN
          / /              / /                 / /
3.  APPROVAL OF RESTATED ARTICLES OF INCORPORATION.

          FOR            AGAINST             ABSTAIN
          / /              / /                 / /
This Proxy is Solicited on Behalf of the Board of Directors of the Company.

This Proxy, when properly executed, will be voted in the manner directed hereby by the undersigned shareholder. If no choice is specified, the Proxies shall vote FOR Proposals 1, 2 and 3.


If you attend the meeting, you may, if you so desire, withdraw your proxy at the registration desk and vote in person.


Please mark an (X) in the box to                   Here is
the right if you plan to attend                    a box
the meeting.

Please date and sign your name(s) exactly as shown above and mail promptly in the enclosed envelope.
IMPORTANT: When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature


Signature If Held Jointly

Dated                                                      , 1996